UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2005 (September 29, 2005)

Date of Report (Date of earliest event reported)

ACCESS ANYTIME BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28894	85-0444597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

5210 Eubank Blvd, NE

Albuquerque, New Mexico 87111

(Address of principal Executive offices)

(505) 299-0900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry Into a Material Definitive Agreement

As previously reported on a Current Report filed on September 1, 2005, on August 31, 2005, Access Anytime Bancorp, Inc., a Delaware corporation (“Access Anytime”), AccessBank, a federal savings association and a wholly owned subsidiary of Access Anytime and First State Bancorporation, a New Mexico corporation (“First State”) entered into an Agreement and Plan of Merger pursuant to which Access Anytime will merge (the “Merger”) with and into First State with First State surviving.  Concurrent with the Merger, First State Bank N.M., a New Mexico state chartered bank and a wholly owned subsidiary of First State, and AccessBank will enter into a subsidiary merger agreement where AccessBank will merge with and into First State Bank N.M. with First State Bank N.M. surviving.

On September 29, 2005 the parties signed Amendment Number 1 to the Agreement and Plan of Merger (the “Amendment”).  The Amendment provides for the treatment in the merger of those shares of Access stock as to which the holders thereof have complied with the appraisal rights provisions of the Delaware General Corporation Law.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as an exhibit hereto, and is incorporated by reference.

IN CONNECTION WITH THE PROPOSED MERGER, ACCESS ANYTIME WILL FILE PROXY STATEMENTS AND OTHER RELEVANT MATERIALS AND FIRST STATE WILL FILE A FORM S-4 AND OTHER RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”).  STOCKHOLDERS OF ACCESS ANYTIME AND OTHER INVESTORS ARE URGED TO READ THESE DOCUMENTS (IF AND WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACCESS ANYTIME, FIRST STATE AND THE MERGER.  STOCKHOLDERS AND OTHER INVESTORS MAY OBTAIN THESE DOCUMENTS (AND ANY OTHER DOCUMENTS FILED BY ACCESS ANYTIME WITH THE SEC) FREE OF CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV.  IN ADDITION, DOCUMENTS FILED WITH THE SEC BY ACCESS ANYTIME WILL BE AVAILABLE FREE OF CHARGE BY DIRECTING SUCH REQUEST TO: ACCESS ANYTIME’S CORPORATE SECRETARY AT THE FOLLOWING ADDRESS:  ACCESS ANYTIME BANCORP, INC., 801 PILE STREET, P.O. BOX 1569, CLOVIS, NEW MEXICO 88101, (505) 762-4417.  THE DOCUMENTS FILED WITH THE SEC BY FIRST STATE MAY BE OBTAINED FREE OF CHARGE BY DIRECTING SUCH REQUEST TO:  FIRST STATE BANCORPORATION, 7900 JEFFERSON N.E., ALBUQUERQUE, NEW MEXICO, 87109, ATTN: PATRICK DEE, (505) 241-7501, OR FROM FIRST STATE’S WEBSITE AT WWW.FIRSTSTATE.COM.

ACCESS ANYTIME, FIRST STATE AND THEIR RESPECTIVE EXECUTIVE OFFICERS AND DIRECTORS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF ACCESS ANYTIME IN FAVOR OF THE ACQUISITION.  INFORMATION ABOUT THE EXECUTIVE OFFICERS AND DIRECTORS OF ACCESS ANYTIME AND THEIR OWNERSHIP OF ACCESS ANYTIME COMMON STOCK OR OTHER POSSIBLE INTERESTS IN THE TRANSACTION, IF ANY, IS INCLUDED IN THE PROXY STATEMENT FOR ACCESS ANYTIME’S 2005 ANNUAL MEETING OF STOCKHOLDERS, WHICH WAS FILED WITH

THE SEC ON MARCH 23, 2005, AND IN THE FORM S-4 AND PROXY STATEMENT RELATING TO THE MERGER WHEN THEY BECOME AVAILABLE.

Item 9.01  Financial Statements and Exhibits

(c)    Exhibits

Exhibit Number	Description

2.5	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 29, 2005, by and among First State Bancorporation, Access Anytime BanCorp, Inc., and AccessBank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS ANYTIME BANCORP, INC.

DATE: September 30, 2005

	By:	/s/ Norman R. Corzine
Norman R. Corzine, Chairman of the Board
and Chief Executive Officer
(Duly Authorized Representative)